BLACKROCK FUNDSSM

BlackRock Developed Real Estate Index Fund

BlackRock Midcap Index Fund

BlackRock MSCI Asia ex Japan Index Fund

BlackRock MSCI World Index Fund

BlackRock Short-Term Inflation-Protected Securities Index Fund

BlackRock Small/Mid Cap Index Fund

BlackRock Total Stock Market Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Prospectus of each Fund

Effective immediately, the following changes are made to each Fund’s Prospectus:

The section entitled “Investment Manager” in each Fund’s “Fund Overview” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section entitled “Management of the Fund — BlackRock” is revised as follows:

The second paragraph is amended to add the following:

BlackRock Fund Advisors (“BFA”), the sub-adviser to the Fund and an affiliate of BlackRock, is a registered investment adviser organized in 1984.

The section is amended to add the following:

BlackRock has entered into a sub-advisory agreement with BFA, with respect to the Fund, under which BlackRock pays BFA for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BFA is responsible for the day-to-day management of the Fund’s portfolio.

With respect to BlackRock Developed Real Estate Index Fund, the section is amended to add the following:

A discussion of the basis for the approval by the Board of the sub-advisory agreement between BlackRock and BFA will be available in the Fund’s semi-annual shareholder report for the period ending July 31, 2017.

With respect to BlackRock Midcap Index Fund, BlackRock MSCI Asia ex Japan Fund, BlackRock MSCI World Index Fund, BlackRock Small/Mid Cap Index Fund and BlackRock Total Stock Market Index Fund, the section is amended to add the following:

A discussion of the basis for the approval by the Board of the sub-advisory agreement between BlackRock and BFA will be available in the Fund’s annual shareholder report for the period ending July 31, 2017.

With respect to BlackRock Short-Term Inflation-Protected Securities Index Fund, the section is amended to add the following:

A discussion of the basis for the approval by the Board of the sub-advisory agreement between BlackRock and BFA will be available in the Fund’s semi-annual shareholder report for the period ending June 30, 2017.

The section entitled “For More Information — Fund and Service Providers” is amended to add the following:

SUB-ADVISER

BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

Effective immediately, BlackRock Institutional Trust Company, N.A. (“BTC”) is replacing BlackRock Investment Management, LLC (“BIM”) as securities lending agent for the Funds. Accordingly, all references to BIM as securities lending agent in each Fund’s Prospectus are replaced with BTC as the new securities lending agent for the Fund.

Shareholders should retain this Supplement for future reference.

PRO-BF6A-0617SUP